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                                                                   Exhibit 10.21
                                                                   -------------

                               November 13, 2005

BioPad Ltd.
6b Tfutzot Israel st. Korazin Industrial Zone
Givaiaim Israel
Attention: Henoch Kaftzan, CEO


         Re: Share Purchase Agreement between Synova Pre-Natal Healthcare, Inc. ("Synova") and BioPad Ltd. ("BioPad").


Dear Hanoch:

         Reference is made to both the Distribution Agreement ("Distribution Agreement") and Share Purchase Agreement (the "Purchase Agreement") as each was entered into between Synova and BioPad. Collectively, the Distribution Agreement the Share Purchase Agreement shall be referred to herein as the "Agreement"; and unless otherwise defined, capitalized terms used herein shall have the meaning set forth in the Agreement.

         Intending to be legally bound hereby, Synova and BioPad hereby agree as follows:

                  (a) Synova License Terms. The requirement in the Distribution Agreement for the parties hereto to agree to the Synova License Terms shall be extended to November 29, 2005.

                  (b) Amendment to Section 2.1.2 of the Purchase Agreement.
Section 2.1.2 of the Purchase Agreement is amended and restated as follows:

                  "The amount of US $500,000 -- On November 29, 2005, subject to the provisions specified in Section 6.2.2."

                  (c) Amendment to Section 6.1 of the Purchase Agreement.
Section 6.1 of the Purchase Agreement is amended and restated as follows:

                  "The Closing shall take place on November 29, 2005 at the offices of Blank Rome LLP or at such other time and place as the parties shall agree in writing (the "Closing")."

                  (d) Amendment to Section 6.2.1 of the Purchase Agreement.
Section 6.2.1 of the Purchase Agreement is amended and restated as follows:

                  "Execute the Escrow Agreement in such form that is agreed to by the Parties hereto on or before November 29, 2005 (the "Escrow Agreement"), as shall be drafted upon the principles specified in
         Section 7 hereinafter."


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         With the exception of those certain amendments to the Agreements that are set forth herein, each of the Agreements shall remain in full force and effect.

         Please sign and date this letter in the spaces provided below to confirm our mutual understandings and agreements as set forth in this letter and return a signed copy to the undersigned.


Very truly yours,

SYNOVA PRE-NATAL HEALTHCARE, INC.


By:   /s/ Stephan E. King
      ---------------------------
Name: Stephen E. King
Title: Chairman and CEO


ACKNOWLEDGED AND AGREED TO:

BIOPAD LTD.

By:   /s/ Hanoch Kaftzan
      -----------------------------
Name: Hanoch Kaftzan
Title: CEO